UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park Livingston, New Jersey (Address of principal executive offices)	07039 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective February 8, 2019, Milestone Scientific Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with BP4 S.p.A. (the “BP4”), a principal stockholder of the Company whose Chief Executive Officer, Gian Domenico Trombetta, is a Director of the Company and is also Chief Executive Officer and Director of Wand Dental Inc., a wholly-owned subsidiary of the Company, for the private placement (the “Placement”) of an aggregate of 714,286 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company, together with a warrant (the “Warrant”) to purchase up to 178,571 shares of Common Stock (the “Warrant Shares”), for an aggregate purchase price of $250,000. The Warrant is exercisable for a period of five years at an exercise price equal to $0.50 per share of Common Stock.

The Placement was in satisfaction of a preemptive right granted to BP4 under that certain Investment Agreement, dated April 15, 2014, between the Company and BP4, which was triggered by the Company’s previously announced public offering of shares of Common Stock and warrants pursuant to a shelf registration statement that the Company filed with the Securities and Exchange Commission, which became effective on May 4, 2016 (File No. 333-209466).

In connection with the Purchase Agreement the Company agreed to register the Shares, Warrants and Warrant Shares with the Securities and Exchange Commission and to effect such registration by no later than August 8, 2019.

A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the material terms of the Stock Purchase Agreement and the Warrant does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure under Item 1.01 is incorporated herein by reference to the extent required.

The offer and sale of the Shares and the Warrant, including the Warrant Shares (collectively, the “Securities”), has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

Item 8.01	Other Events

The Company issued a press release on February 14, 2019 announcing the Placement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed with this report:

4.1	Form of Warrant
10.1	Stock Purchase Agreement, dated as of February 8, 2019 between the Registrant and BP4 S.p.A.
99.1	Press Release, dated February 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.
Dated: February 14, 2019	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer